UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Realty Capital Trust IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

COMMUNICATION FOR BROKER DEALERS AND FINANCIAL ADVISORS
AFFILIATED WITH MEMBERS OF THE
AMERICAN REALTY CAPITAL TRUST IV SELLING GROUP

We are pleased to report that the American Realty Capital Trust IV, Inc. (“ARCT IV”) and American Realty Capital Properties, Inc. (“ARCP”) proxy statement/prospectus was declared effective by the U.S. Securities and Exchange Commission yesterday.  We have attached the proxy statement/prospectus for your reference below.

Proxy Statement

The proxy solicitation process began yesterday as well and will continue until the ARCT IV shareholder meeting, which is scheduled for January 3, 2014.  We expect the merger transaction will be consummated in early January subject to the receipt of the required ARCT IV shareholder approval.

Your clients will receive proxy materials within the next week.  We ask that they review the information and vote as soon as practicable.  We understand that often during the holidays, clients are focused on their families and ask that they take the time to vote their proxy so as to avoid any follow up phone calls from our proxy solicitor, Boston Financial Data Services, Inc.

We appreciate your efforts to encourage your clients who are ARCT IV shareholders to vote.

You will receive additional information on a series of webcasts we will hold over the coming weeks to review your questions on the materials and the voting process.

You can also contact the proxy solicitors hired by ARCT IV as follows:
Boston Financial Data Services, Inc.
30 Dan Road
Canton, Massachusetts 02021
For Questions, ARCT IV Stockholders May Call:
(855) 800-9421
For Questions, Brokers and Banks May Also Call:
(855) 800-9421

American National Stock Transfer, LLC
405 Park Avenue, Concourse Level
New York, New York 10022
For Questions, ARCT IV Stockholders May Call:
(877) 373-2522

If you would like to obtain information relating to the value of ARCP common stock and Series F Preferred Stock to be issued on a per share basis as of the latest practicable date, you may call ANST at: (877) 373-2522.

To Vote Toll Free, ARCT IV Stockholders May Call: (866) 977-7699

Sincerely,

Michael Weil Chairman Realty Capital Securities, LLC	R. Lawrence Roth Chief Executive Officer Realty Capital Securities, LLC	Louisa Quarto President Realty Capital Securities, LLC

Not For Further Distribution Please do not forward this electronic communication. Copyright (C) 2013 Realty Capital Securities, LLC All rights reserved.

Additional Information about the Proposed Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, American Realty Capital Trust IV, Inc. (“ARCT IV”) and American Realty Capital Properties, Inc. (“ARCP”) filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement and prospectus on December 4, 2013 and other documents with respect to ARCP’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE SUCH DOCUMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, ARCT IV AND THE PROPOSED MERGER.

Investors may obtain free copies of the proxy statement/prospectus and other relevant documents filed with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ARCT IV with the SEC are also available free of charge on ARCT IV’s website at http://www.arct-4.com/, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http://www.arcpreit.com/.

Participants in Solicitation

ARCT IV, ARCP and AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s and ARCP’s stockholders in respect of the proposed merger. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of ARCT IV and its directors and executive officers in the proposed merger, which may be different than those of ARCT IV's stockholders generally, are included in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCT IV or ARCP, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCT IV’s and ARCP’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCT IV to obtain the stockholder approvals required to consummate the proposed merger; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCT IV’s and ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCT IV and ARCP disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.